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                        SUPPLEMENT TO THE PROSPECTUS OF
                   DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
                              DATED JULY 21, 1995

    The disclosure contained in the section entitled "PURCHASE OF FUND SHARES" in the above Prospectus is hereby modified to reflect that the minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan, is $1,000, provided that the schedule of automatic investments will result in investments totalling at least $10,000 within the first twelve months.

    The disclosure contained in the section entitled "REPURCHASES AND REDEMPTIONS -- Involuntary Redemption" in the above Prospectus is hereby modified to provide that, in the case of an account opened through EasyInvest, the Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder if after twelve months the shareholder has invested less than $10,000 in the account.

February 20, 1996